UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2008

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 20, 2008, Ohio Edison Company (OE) issued and sold $275 million aggregate principal amount of its First Mortgage Bonds 8.25% Series of 2008 due 2038 (2038 Bonds) and $25 million aggregate principal amount of its First Mortgage Bonds 8.25% Series of 2008 due 2018 (2018 Bonds), pursuant to the terms of separate Underwriting Agreements, dated October 15, 2008 and October 16, 2008, respectively, in each case among Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Scotia Capital (USA) Inc., as representatives of the underwriters listed on Schedule I thereto.  The 2018 and 2038 Bonds are registered under OE’s automatic shelf registration statement on Form S-3 (SEC File No. 333-153608-06) which was filed and became effective on September 22, 2008.

The 2038 Bonds will mature on October 15, 2038 and bear interest at the rate of 8.25% per annum payable on April 15 and October 15 in each year beginning on April 15, 2009 until maturity.

The 2018 Bonds will mature on October 15, 2018 and bear interest at the rate of 8.25% per annum payable on April 15 and October 15 in each year beginning on April 15, 2009 until maturity.

Each series of Bonds will be redeemable, in whole or in part, at OE’s option, at any time prior to maturity at a “make-whole” redemption price as set forth in the respective form of such Bonds included in the Fourteenth Supplemental Indenture referenced below.

OE intends to use the net proceeds from the sales of each series of Bonds for capital expenditures and other general corporate purposes.

The terms of each series of Bonds were established in a Fourteenth Supplemental Indenture, dated as of October 1, 2008, to the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between OE and The Bank of New York Mellon (f/k/a The Bank of New York), as Trustee, a copy of which is filed as Exhibit 4.1 under Item 9.01 hereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of October 15, 2008, among Ohio Edison Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, and Scotia Capital (USA) Inc. as representatives of the Underwriters named in Schedule I to the Underwriting Agreement

1.2
Underwriting Agreement, dated as of October 16, 2008, among Ohio Edison Company and Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, and Scotia Capital (USA) Inc. as representatives of the Underwriters named in Schedule I to the Underwriting Agreement

4.1	Fourteenth Supplemental Indenture, dated as of October 1, 2008, to Ohio Edison Company’s General Mortgage Indenture and Deed of Trust dated as of January 1, 1998
4.2	Form of First Mortgage Bonds 8.25% Series of 2008 due 2038 (contained in Exhibit 4.1 hereto)
4.3	Form of First Mortgage Bonds 8.25% Series of 2008 due 2018 (contained in Exhibit 4.1 hereto)
5.1	Opinion of Associate General Counsel Wendy Stark, Esq. relating to the Bonds
23.1	Consent of Wendy E. Stark (contained in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 22, 2008

OHIO EDISON COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President and Controller